PROMISSORY NOTE
      $24,000.00                                Monterey, CA
                                           December 22, 2000

     FOR VALUE RECEIVED, DML Services, Inc. (Company) promises to pay to Great Expectations Family Partnership or order thereof, the principal sum of Twenty Four Thousand Dollars ($24,000.00), with interest at the rate of twelve percent (12%) per annum from the date of disbursement, on the balance remaining from time to time unpaid. The said principal and interest shall be payable to Great Expectations Family Partnership. at 14 Red Tail Dr., Highlands Ranch, Co, 80126, or at such other place as the holder hereof may designate, in writing, the full principal balance and interest due and payable from the Company's IPO proceeds or on December 22, 2001, whichever is first.

     The holder of this Note may cause additional parties to be added hereto or release any party hereto, either with or without notice to the undersigned, either as co-makers, endorsers or guarantors, and extend the time for making any installment provided for herein, may modify the terms of this Note in any respect, or may accept said installment in advance, all without affecting the liability of the undersigned.

     If default be made in the payment of any installment under this Note, and if such default is not made good within thirty
(30) days of its due date, the entire principal sum and accrued interest shall at once become due and payable at the option of the holder of this Note. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. If any suit or action is instituted to collect this Note or any part thereof the undersigned promises and agrees to pay, in addition to the costs and disbursements provided by statute, a reasonable sum as attorneys fees in such suit or action.


THE UNDERSIGNED MAKER AND GUARANTORS ARE PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS NOTE. THE HOLDER HAS THE RIGHT TO SUE ON THE NOTE AND OBTAIN A PERSONAL JUDGMENT AGAINST THE UNDERSIGNED MAKER AND GUARANTORS FOR SATISFACTION OF THE AMOUNT DUE UNDER THE NOTE EITHER BEFORE OR AFTER A JUDICIAL FORECLOSURE OF THE SECURITY AGREEMENT SECURING THIS NOTE UNDER AS
09.45.170 - 09.45.220.


    The   undersigned,  whether  principal,  surety,   guarantor,
endorser or other party hereto, agrees to be jointly and severally bound; waive demand, protest and notice of demand, protest and nonpayment; and expressly agree that this Note or any payment thereunder may be extended from time to time, and consent may be given to the acceptance of further security, including other types of security or release in whole or in part of any security, all without in any way affecting the liability of such parties.

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This  Note is to be construed according to the laws of the  State of California.

The business "DML Services" situated in Monterey; State of California, with all its fixtures, equipment, FF&E, name and goodwill, personal property more particularly described as follows, in addition to the proceeds from a public offering of "DML Services, Inc." common stock (total proposed amount of at least $300,000) secures this Note. As additional collateral Michael Flores will file UCC's with all appropriate agencies on the assets listed below to further secure this Note.

Michael Flores, Fixtures & Equipment (Total Value $37,000)

1989   Ford   Truck  ($4,500),  1985  Ford  Cargo  Van  ($2,500),
Refrigerators and Freezers ($5,000), 16' Trailer ($3,000), Popcorn Machine ($400), Espresso Machines: GEM ($2,500), Lauren ($1,000), Ranc ($1,000), Simon ($1,500), Ranc II ($1,000); Carts
(4) ($2,000), Grinders (5) ($1,500), Misc. Coffee Equipment ($3,500), Tents ($500), Tables ($500), Umbrellas ($500), BBQ's
($1,000),  Microwaves ($500), Slicers ($600), Hot Boxes ($1,000),
Misc. Cooking Equipment ($3,000).



                              DML Services, Inc.




                              By: /s/ Michael Flores
                              Its: PRESIDENT


                              By: /s/ Michael Flores
                                   Individual

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